UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 10, 2008
Date of Report (Date of earliest event reported)
Cuisine Solutions, Inc.
(Exact name of registrant as specified in its charter)

DE	001-32439	52-0948383

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

85 S. Bragg St. Suite 600, Alexandria, VA	22312

(Address of principal executive offices)	(Zip Code)
703-270-2900
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01 Other Events
9.01 Financial Statements and Exhibits
Signatures
EXHIBIT INDEX
EX-99.1 Press release dated January 10, 2008.

Item 8.01  Other Events

On January 10, 2008, Cuisine Solutions, Inc. issued a press release announcing its upcoming release of financial results and conference call for the fiscal year 2008 second quarter ended December 15, 2007.

The press release issued on January 10, 2008 is furnished herewith as Exhibit No. 99.1 to this report, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

99.1   Press Release issued by Cuisine Solutions, Inc., dated January 10, 2008.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cuisine Solutions, Inc.
Date: January 10, 2008	By:	/s/ Ronald Zilkowski
Ronald Zilkowski
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

EX-99.1	Press release dated January 10, 2008.